Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,750,626.25
Previously Paid Amount	(0)
Total Fee Amount	1,186.62
Total Offset Amount	(0)
Net Fee	$ 1,186.62